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                                                                   EXHIBIT 10.12

                    SUPERIOR CONSULTANT HOLDINGS CORPORATION

                        Amendment to Employment Agreement
                        ---------------------------------

The Employment Agreement dated January 20, 1997, as amended, between Richard Saslow, ("the employee") and Superior Consultant Holdings Corporation, a Delaware Corporation ("the company"), is hereby amended as follows:

1. The section entitled "Salary" is deleted in its entirety and replaced by the following:

     Salary: The bi-weekly salary will be $5,961.54 (prorated for partial periods), subject to any payroll or other deductions as may be required to be made pursuant to law, government order, or by written agreement with or consent of the employee.

2. This amendment becomes effective January 4, 1999, or with the pay period immediately following the date of receipt of the signed employment (whichever is later) at Superior's Southfield office; however, the company explicitly reserves the right to refuse any acceptance not communicated in writing within one month from the above mentioned effective date. Terms of Employment Agreement dated January 20, 1997, as amended, will prevail until January 3, 1999.

3. Except as amended hereof, all terms and provisions of the Employment Agreement dated January 20, 1997, as amended, remain in full force and effect.


SIGNATURES:

Acknowledged and accepted for Superior Consultant Holdings Corporation

-------------------------------     ---------------------         ------------
Name                                Title                         Date


I hereby acknowledge that I have voluntarily entered into this Amendment to Employment Agreement after having a full and adequate opportunity to review its provisions.

Acknowledged and accepted

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Name                                Title                         Date


                          PROPRIETARY AND CONFIDENTIAL
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